    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 21, 2000

                                                        REGISTRATION NO.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 1
                                       TO


                                    FORM S-4

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933
                            ------------------------

                             INVITROGEN CORPORATION

                (Name of registrant as specified in its charter)

           DELAWARE                             2836                            33-0373077
(State or other jurisdiction of     (Primary standard industrial             (I.R.S. Employer
incorporation or organization)       classification code number)            Identification No.)

                              1600 FARADAY AVENUE
                           CARLSBAD, CALIFORNIA 92008
                                 (760) 603-7200
   (Address, including zip code, and telephone number including area code, of
                   Registrant's Principal Executive Offices)

                                 JAMES R. GLYNN
                              1600 FARADAY AVENUE
                           CARLSBAD, CALIFORNIA 92008
                                 (760) 603-7200
(Name, address, including zip code,and telephone number including area code, of agent for service)

                            ------------------------

                        COPIES OF ALL COMMUNICATIONS TO:

        Cameron Jay Rains, Esq.                     David A. Katz, Esq.                     J. Michael Schell, Esq.
        Jeffrey T. Baglio, Esq.                      Mark Gordon, Esq.                      Margaret L. Wolff, Esq.
    Gray Cary Ware & Freidenrich LLP            Wachtell Lipton Rosen & Katz        Skadden, Arps, Slate, Meagher & Flom LLP
   4365 Executive Drive, Suite 1600                 51 West 52nd Street                        Four Times Square
    San Diego, California 92121-2189              New York, New York 10019                  New York, New York 10036
             (858) 677-1400                            (212) 403-1000                            (212) 735-3000

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE AND ALL OTHER CONDITIONS UNDER THE MERGER AGREEMENTS (DESCRIBED IN THE JOINT PROXY STATEMENT AND PROSPECTUS HEREIN) ARE SATISFIED OR WAIVED.
                            ------------------------

    If the only securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction 9, check the following box. / /

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /


    If this form is a post-effective amendment filed pursuant to Rule 464(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT WILL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES



     EXHIBIT NO.                                DESCRIPTION
---------------------                           -----------
         2.1            Agreement and Plan of Merger, dated as of July 7, 2000,
                        between the Registrant and Life Technologies, Inc. (attached as Annex A to the Proxy Statement/Prospectus included in
                        this Registration Statement).** The Registrant will furnish supplementally a copy of all omitted Schedules to
                        Exhibit 2.1 upon the request of the Securities and Exchange
                        Commission.

         2.2            Agreement and Plan of Merger, dated as of July 7, 2000,
                        between the Registrant and Dexter Corporation (attached as
                        Annex B to the Proxy Statement/Prospectus included in this
                        Registration Statement).** The Registrant will furnish
                        supplementally a copy of all omitted Schedules to
                        Exhibit 2.2 upon the request of the Securities and Exchange
                        Commission.

         3.1 Restated Certificate of Incorporation of the Registrant as currently in effect.(1)

         3.2            Amended and Restated By-Laws of the Registrant.(1)

         3.3 Certificate of Incorporation of Life Technologies, Inc. as currently in effect.(2)

         3.4            Amended and Restated By-laws of Life Technologies, Inc.(2)

         3.5            Restated Certificate of Incorporation of Dexter Corporation
                        as currently in effect.(3)

         3.6            By-laws of Dexter Corporation.(3)

         5.1 Opinion of Gray Cary Ware & Freidenrich LLP regarding the legality of the securities being registered.**

        10.1            First Amendment to the Invitrogen Corporation 1998 Employee
                        Stock Purchase Plan.**

        10.2            Second Amendment to the Invitrogen Corporation 1998 Employee
                        Stock Purchase Plan.**

        10.3            Second Amendment to the Invitrogen Corporation 1997 Employee
                        Stock Option Plan.**

        10.4            Third Amendment to the Invitrogen Corporation 1997 Employee
                        Stock Option Plan.**

        15.1 Letter from PricewaterhouseCoopers LLP regarding unaudited financial information for Life Technologies, Inc.**

        15.2 Letter for PricewaterhouseCoopers LLP regarding unaudited financial information for Dexter Corporation.**

        23.1 Consent of Gray Cary Ware & Freidenrich LLP (included as part of Exhibit 5.1).**

        23.2 Consent of Arthur Andersen LLP in connection with the audited financial information of Invitrogen Corporation.**

        23.3 Consent of Arthur Andersen LLP in connection with the audited financial information of Research Genetics, Inc.**

        23.4            Consent of PricewaterhouseCoopers LLP in connection with the audited financial information of Life Technologies, Inc.**

        23.5            Consent of PricewaterhouseCoopers LLP in connection with the audited financial information of Dexter Corporation.**

        24.1 Powers of Attorney (set forth on signature page of the Registration Statement).**

        99.1            Consent of Credit Suisse First Boston Corporation.**

        99.2            Consent of Lehman Brothers Inc.**

        99.3            Form of Proxy for Invitrogen Corporation.**

        99.4            Form of Proxy for Life Technologies, Inc.**

     EXHIBIT NO.                                DESCRIPTION
---------------------                           -----------
        99.5            Form of Proxy for Dexter Corporation.**

        99.6            Letter of Stockholders.*


------------------------

*   Filed herewith


**  Previously filed


(1) Incorporated herein by reference from Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 filed on March 14, 2000, File number 000-25317.

(2) Incorporated herein by reference from Life Technologies' Annual Report on Form 10-K for the fiscal year ended December 31, 1999 filed on March 15, 2000, File Number 000-14991.

(3) Incorporated herein by reference from Dexter's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, filed on March 15, 2000, File Number 001-05542.


    All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required or are inapplicable, and therefore have been omitted, or the required information is disclosed in the Consolidated Financial Statements.

                                   SIGNATURES


    Pursuant to the requirement of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Carlsbad, State of California on August 21, 2000.


                                                       INVITROGEN CORPORATION

                                                       By:  /s/ JAMES R. GLYNN
                                                            -----------------------------------------
                                                            James R. Glynn
                                                            Executive Vice President and
                                                            Chief Financial Officer

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


Date: August 21, 2000                                  *
                                                       ---------------------------------------------
                                                       Lyle C. Turner
                                                       Chief Executive Officer and Chairman of the
                                                       Board of Directors

Date: August 21, 2000                                  /s/ JAMES R. GLYNN
                                                       ---------------------------------------------
                                                       James R. Glynn
                                                       Executive Vice President, Chief Financial
                                                       Officer and Director

Date: August 21, 2000                                  *
                                                       ---------------------------------------------
                                                       Lewis J. Shuster
                                                       Chief Operating Officer and Director

Date: August 21, 2000                                  *
                                                       ---------------------------------------------
                                                       David E. McCarty
                                                       Director

Date: August 21, 2000                                  *
                                                       ---------------------------------------------
                                                       Donald W. Grimm
                                                       Director

Date: August 21, 2000                                  *
                                                       ---------------------------------------------
                                                       Kurt R. Jaggers
                                                       Director

Date: August 21, 2000                                  *
                                                       ---------------------------------------------
                                                       Bradley G. Lorimer
                                                       Director

Date: August 21, 2000                                  *
                                                       ---------------------------------------------
                                                       Jay M. Short
                                                       Director

Date: August 21, 2000                                  /s/ JAMES R. GLYNN
                                                       ---------------------------------------------
                                                       James R. Glynn
                                                       *Attorney-In-Fact

                                 EXHIBIT INDEX


     EXHIBIT NO.                                DESCRIPTION
---------------------                           -----------
         2.1            Agreement and Plan of Merger, dated as of July 7, 2000,
                        between the Registrant and Life Technologies, Inc. (attached as Annex A to the Proxy Statement/Prospectus included in
                        this Registration Statement).** The Registrant will furnish supplementally a copy of all omitted Schedules to
                        Exhibit 2.1 upon the request of the Securities and Exchange
                        Commission.

         2.2            Agreement and Plan of Merger, dated as of July 7, 2000,
                        between the Registrant and Dexter Corporation (attached as
                        Annex B to the Proxy Statement/Prospectus included in this
                        Registration Statement).** The Registrant will furnish
                        supplementally a copy of all omitted Schedules to
                        Exhibit 2.2 upon the request of the Securities and Exchange
                        Commission.

         3.1 Restated Certificate of Incorporation of the Registrant as currently in effect.(1)

         3.2            Amended and Restated By-Laws of the Registrant.(1)

         3.3 Certificate of Incorporation of Life Technologies, Inc. as currently in effect.(2)

         3.4            Amended and Restated By-laws of Life Technologies, Inc.(2)

         3.5            Restated Certificate of Incorporation of Dexter Corporation
                        as currently in effect.(3)

         3.6            By-laws of Dexter Corporation.(3)

         5.1 Opinion of Gray Cary Ware & Freidenrich LLP regarding the legality of the securities being registered.**

        10.1            First Amendment to the Invitrogen Corporation 1998 Employee
                        Stock Purchase Plan.**

        10.2            Second Amendment to the Invitrogen Corporation 1998 Employee
                        Stock Purchase Plan.**

        10.3            Second Amendment to the Invitrogen Corporation 1997 Employee
                        Stock Option Plan.**

        10.4            Third Amendment to the Invitrogen Corporation 1997 Employee
                        Stock Option Plan.**

        15.1 Letter from PricewaterhouseCoopers LLP regarding unaudited financial information for Life Technologies, Inc.**

        15.2 Letter for PricewaterhouseCoopers LLP regarding unaudited financial information for Dexter Corporation.**

        23.1 Consent of Gray Cary Ware & Freidenrich LLP (included as part of Exhibit 5.1).**

        23.2 Consent of Arthur Andersen LLP in connection with the audited financial information of Invitrogen Corporation.**

        23.3 Consent of Arthur Andersen LLP in connection with the audited financial information of Research Genetics, Inc.**

        23.4            Consent of PricewaterhouseCoopers LLP in connection with the audited financial information of Life Technologies, Inc.**

        23.5            Consent of PricewaterhouseCoopers LLP in connection with the audited financial information of Dexter Corporation.**

        24.1 Powers of Attorney (set forth on signature page of the Registration Statement).**

        99.1            Consent of Credit Suisse First Boston Corporation.**

        99.2            Consent of Lehman Brothers Inc.**

        99.3            Form of Proxy for Invitrogen Corporation.**

        99.4            Form of Proxy for Life Technologies, Inc.**

        99.5            Form of Proxy for Dexter Corporation.**

     EXHIBIT NO.                                DESCRIPTION
---------------------                           -----------
        99.6            Letter of Stockholders.*


------------------------

*   Filed herewith


**  Previously filed


(1) Incorporated herein by reference from Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 filed on March 14, 2000, File number 000-25317.

(2) Incorporated herein by reference from Life Technologies' Annual Report on Form 10-K for the fiscal year ended December 31, 1999 filed on March 15, 2000, File Number 000-14991.

(3) Incorporated herein by reference from Dexter's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, filed on March 15, 2000, File Number 001-05542.